DEMAND NOTE


$22,594,880
New York, New York                                                August 9, 1999

Pursuant to that certain Splitter Agreement made as of the date hereof between FLEET BANK, NATIONAL ASSOCIATION, as Agent ("Agent"), having its principal office at 1133 Avenue of the Americas, 40th Floor, New York, New York 10036, and CORPORATE REALTY INCOME FUND I, L.P., a Delaware limited partnership ("Borrower"), having an office at 475 Fifth Avenue, 21st Floor, New York, New York 10017:

A. Agent and Borrower split, divided and severed that certain note described on EXHIBIT A annexed hereto and made a part hereof (as the same may be amended or otherwise modified from time to time, the "Note") into (x) this Demand Note (as the same may be amended or otherwise modified from time to time, the "Demand Note") and (y) the remaining principal indebtedness under the Note which shall continue to be evidenced by the Note; and

B. The mortgages described on EXHIBIT B annexed hereto (the "NY Mortgages") which heretofore secured the Note, now secure only this Demand Note and no other portion of the Note.

NOW, THEREFORE, FOR VALUE RECEIVED,

Borrower promises to pay to the order of Agent the principal sum of Twenty-Two Million Five Hundred Ninety Four Thousand and Eight Hundred and Eighty Dollars ($22,594,880) with interest thereon to be computed from the date hereof, at the rate of eight (8%) percent per annum and to be paid ON DEMAND.

The provisions of SECTION 6.16 of that certain Loan Agreement between Borrower and Agent dated as of September 26, 1996, amended by that certain First Amendment of Loan Agreement and Note dated as of December 6, 1996, that certain Second Amendment to Loan Agreement dated as of March 17, 1997 and that certain Third Amendment to Loan Agreement and Second Amendment to Note dated as of September 25, 1998 are hereby incorporated herein by reference.

This Demand Note may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change modification or discharge is sought.


                                   CORPORATE REALTY INCOME FUND I , L.P.,
                                   a Delaware limited partnership

                                   By: /s/ Robert F. Gossett, Jr.
                                       ---------------------------------------
                                       Robert F. Gossett, Jr., general partner

                                   By: 1345 Realty Corporation, general partner

                                        By:  /s/ Robert F. Gosset, Jr.
                                            ---------------------------------
                                            Robert F. Gossett, Jr., President

                                    EXHIBIT A


       SECURED PROMISSORY NOTE dated September 26, 1996 in the principal amount of $24,000,000 made by Corporate Realty Income Fund I, L.P., a Delaware limited partnership ("Borrower"), to and in favor of Fleet Bank, National Association ("Agent");

       AS MODIFIED by that certain FIRST AMENDMENT OF LOAN AGREEMENT AND NOTE dated as of December 6, 1996 between Borrower and Agent whereby the principal amount of Borrower's indebtedness was increased to $44,000,000;

       AS FURTHER MODIFIED by that certain INTERCREDITOR AGREEMENT dated as of February 28, 1997 among Lender, First American Bank Texas, SSB and The Travelers Insurance Company and agreed to by Borrower; and

       AS FURTHER MODIFIED by that certain THIRD AMENDMENT OF LOAN AGREEMENT AND SECOND AMENDMENT OF NOTE dated September 25, 1998, whereby the principal amount of Borrower's indebtedness was increased to $49,000,000.

                                    EXHIBIT B
                                 (NY Mortgages)


                                  The Mortgages

       Mortgage, Assignment of Leases and Rents and Security Agreement from Corporate Realty Income Fund I, L.P. to Fleet Bank, National Association, in the original principal amount of $20,207,000.00, dated December 6, 1996 and recorded on December 12, 1996 in the office of the City Register, New York County, December 12, 1996 in Reel 2402, Page 593; which mortgage was assigned by Assignment of Mortgage Without Covenant from Fleet Bank, National Association to Fleet Bank, National Association, as Agent (under that certain Loan Agreement dated September 26, 1996 by and between Fleet Bank, National Association and Corporate Realty Income Fund I, L.P., as amended) dated March 26, 1997 and recorded on June 9, 1997 in Reel 2463, Page 1778.

       Second Mortgage, Assignment of Leases and Rents and Security Agreement from Corporate Realty Income Fund I, L.P. to Fleet Bank, National Association as Agent in the original principal amount of $2,387,880 dated as of September 25, 1998 and recorded on November 10, 1998 in the office of the City Register, New York County at Reel 2748, Page 1075.